CIRCLE INCOME SHARES, INC.
1997 SEMI-ANNUAL REPORT ENDED DEC. 31, 1996

CIRCLE INCOME SHARES, INC.

CONTENTS
Report from Management                     1
Statements of Assets and Liabilities       2
Statements of Changes in Net Assets        3
Statements of Operations                   4
Portfolio of Investments                   5-6
Five-Year Summary of Operations            7
Notes to Financial Statements              8-9
Dividend Reinvestment Plan                 10-11

DIRECTORS
DR. FREDERICK R. FORD, Executive Vice President and Treasurer
Purdue University

BRUCE J. GLOR, Executive Vice President
Bank One, Indianapolis, NA

MICHAEL S. HUNT, Vice President
Eli Lilly and Company

JAMES D. KECKLEY, Retired Executive Vice President
Bank One, Indianapolis, NA

E. LYNN PLASTER, Retired Executive Vice President
Bank One, Indianapolis, NA


OFFICERS
BRUCE J. GLOR, President
JEFFREY W. FOUNTAIN, CFA, Executive Vice President and Chief Investment Officer TIMOTHY P. HOLIHEN, CFA, Vice President
THOMAS F. WILSON, Ph.D., Vice President
JAMES M. NICHOLSON, Treasurer
JACQUELINE A. WEITZ, Secretary

The Company's 1996 Annual Meeting of Shareholders was held on November 8, 1996. The Directors listed below were all duly elected at that meeting at which, of the 2,797,416 shares entitled to vote, 2,136,096 shares were represented. The following votes were recorded in the affirmative for the Directors:
            Ford        2,088,987   Hunt        2,089,037
            Jenkins     2,087,501   Keckley     2,086,061
            Plaster     2,088,078

2,086,708 shares were voted in favor of the appointment of Arthur Anderson LLP, as the Company's Auditors: 24,490 shares were voted against the proposal and 24,897 shares abstained.

REPORT FROM MANAGEMENT
This Semi-Annual Report reviews the six-month period ended December 31, 1996, and represents the first six months of your Company's 1997 fiscal year. All values have been stated in thousands, with the exception of share data. Net investment income during this period was $1,229.6 thousand or $0.44 per share compared to net investment income of $1,275.9 thousand or $0.46 per share earned during the comparable period in fiscal 1996. The net asset value was $11.79 per share on December 31, 1996, compared with $12.15 a year ago, and $11.60 per share at the beginning of the fiscal year on June 30, 1996.

On November 8, 1996, Mr. Bruce J. Glor was elected as a Director of your Company to fill the vacancy caused by the resignation of Mr. Thomas A. Jenkins. Mr. Glor, who resides in Indianapolis, Indiana, currently serves as Executive Vice President and Managing Director of the advisor's Investment Management Group.

Interest rates decreased during the second half of calendar year 1996. Yields for U.S. Treasuries maturing in the two- to thirty-year time period fell approximately twenty-five basis points (0.25 of a percentage point). The first half of the calendar year differed radically from the second half when interest rates rose dramatically. Two- to thirty-year maturity U.S. Treasury yields actually increased 0.95 to 1.14 percentage points. As measured by the yields of U.S. Treasuries maturing in ten years, the 1996 calendar year was an interest rate roller coaster. Yields in January were in the 5.5% area, then rose through the first half of the year to a high of 7.1% in June, and declined to 6.4% by year-end.

The volatile interest rates of the past year produced only modest returns in the bond market. The Lehman Aggregate Index, a general indicator of bond market returns, had a total return for the year of 3.63%. The total return of the Circle Income Shares portfolio exceeded the performance of the Aggregate Index. Among the three major sector components of the Aggregate Index: Treasuries, Corporates, and Mortgages; Mortgages and intermediate maturity Corporates outperformed the Aggregate Index. The concentration of both mortgages and intermediate maturity corporate bonds in the Circle Portfolio enhanced the Company's total return performance.

Changing investor expectations toward the economy gave rise to a year of volatile interest rates. Early in the first quarter of 1996, the general economic outlook was for decreasing economic growth, with some prominent forecasters including the word -"recession" in their outlooks for later in the year. A stronger-than-expected employment report in February 1996 changed market psychology toward the fear of an overheating economy and increasing inflation. Interest rates began their steady climb. Real GDP increased from 2.0% in the first quarter to 4.7% in the second quarter of 1996. As indications of a slowing economy during the second half of the year eased investor's fears, interest rates began their gradual descent. Real GDP dropped to the 2.0% area for both the third and fourth quarters of 1996. Inflation, as measured by year-over-year percent change of the Consumer Price Index, was approximately 3.3%, compared to 2.6 % for the year 1995.

1997 potentially holds many positives for the economy: stable economic growth, moderate inflation, and further progress toward reducing the Federal budget deficit. Your Company's management looks forward to meeting the challenges of the New Year in fulfilling the primary investment objective of the Circle
Portfolio: providing a high level of current income with the prudent management of investment risk.
                      Bruce J. Glor           Jeffrey W. Fountain
                      President               Executive Vice President &
                                              Chief Investment Officer

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1996 and 1995 (All amounts in thousands, except share data)

ASSETS:                                          1996       1995
Investments, at market value (identified    $32,550.0  $33,568.0
 cost: $30,890.0 & $30,968.2, respectively)
 (see Note 1A)
Receivable from securities sold                  26.0       14.2
Accrued interest receivable (Note 1C)           640.8      667.2
Other assets                                     10.1        4.0
            Total Assets                    $33,226.9  $34,253.4

LIABILITIES:
Accrued expenses                            $    45.2  $    46.9
Dividend payable (1/3/97 - $0.0725 per          202.8      209.8
 share; 1/5/96 - $0.075 per share)
            Total Liabilities               $   248.0  $   256.7

NET ASSETS:
Capital: Common Stock, $1.00 par value:
Authorized 10,000,000
Outstanding 2,797,416                       $ 2,797.4  $ 2,797.4
Additional paid-in capital                   34,502.6   34,502.6
Total capital paid-in on shares              37,300.0   37,300.0
Accumulated realized loss on investments     (6,019.9)  (5,930.5)
Unrealized appreciation of investments        1,660.1    2,599.9
Undistributed net investment income              38.7       27.3

Net Assets applicable to outstanding shares $32,978.9  $33,996.7
Net Asset Value (NAV) per share             $   11.79  $   12.15

The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS For the six months ended December 31, 1996 and 1995 (All amounts in thousands, except share data)
FROM INVESTMENT ACTIVITIES:                    1996         1995
Net investment income                        $ 1,229.6    $ 1,275.9
Net realized loss from security
 transactions (Note 2)                           (29.9)       (51.5)
Unrealized appreciation of investments           544.4        916.7
Net increase in Net Assets resulting
 from operations                               1,744.1      2,141.1
Dividends to shareholders ($0.435 per share
 for 1996 and $0.45 per share for 1995)
 (see Note 1C)                                (1,216.9)    (1,258.9)
Net increase in Net Assets                       527.2        882.2
Net Assets:
Beginning of Period                           32,451.7     33,114.5
End of Period (including undistributed
 net investment income of $38.7 and
 $27.3, respectively)                        $32,978.9    $33,996.7

The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS For the six months ended December 31, 1996 and 1995
(All amounts in thousands, except share data)

INVESTMENT INCOME:                             1996         1995
Interest Income                             $ 1,376.7   $ 1,418.4
Expenses:
Investment advisory fee (Note 4)                 81.7        83.3
Transfer and dividend disbursing agent fee       15.0        15.0
Directors fees and expenses                      11.4         9.2
Accountants fee                                   8.5         8.5
Mailing expenses                                  7.0         7.0
Custodian fee and expenses                        7.0         6.5
Printing                                          4.5         4.0
Legal fees                                        2.5         2.5
Miscellaneous                                     9.5         6.5
Total Expenses                                  147.1       142.5
Net Investment Income                       $ 1,229.6   $ 1,275.9

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: Realized loss from security transactions:

Proceeds from sales                         $   764.5   $ 3,917.8
Cost of securities sold                        (794.4)   (3,969.3)
Net realized loss (Note 2)                      (29.9)      (51.5)
Unrealized appreciation of investments          544.4       916.7
Net realized and unrealized gain
 on investments                                 514.5       865.2
Net increase in Net Assets resulting
from operations                             $ 1,744.1   $ 2,141.1

The accompanying notes to financial statements are an integral part of these statements.

PORTFOLIO OF INVESTMENTS (NOTE 1A) December 31, 1996

PRINCIPAL
AMOUNT                                                                                  COST                     MARKET
U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (27.3%)*
$     518           Government National Mortgage Association,
                     14.75% Mobile Home -Series B+, due 9/15/97                 $        545          $             548
   67,907           Government National Mortgage Association,
                     13% Single Family, due 1/15/15                                   72,512                     80,751
   53,549           Government National Mortgage Association,
                     9% Single Family, due 11/15/19                                   52,913                     57,113
  109,284           Government National Mortgage Association,
                     10% Single Family, due 11/15/20                                 110,923                    120,213
  143,376           Government National Mortgage Association,
                     9% Single Family, due 3/15/20                                   140,800                    152,829
  313,858           Government National Mortgage Association,
                     9% Single Family, due 9/15/16                                   335,530                    335,919
  264,184           Government National Mortgage Association,
                     9% Single Family, due 7/15/21                                   280,613                    281,601
   42,531           Government National Mortgage Association,
                     9% Single Family, due 6/15/18                                    45,375                     45,539
  147,399           Government National Mortgage Association,
                     9% Single Family, due 7/15/18                                   157,257                    157,517
   85,466           Government National Mortgage Association,
                     9% Single Family, due 10/15/16                                   91,182                     91,688
  755,028           Government National Mortgage Association,
                     9% Single Family, due 1/15/22                                   801,509                    804,331
1,033,708           Government National Mortgage Association,
                     8.50% Single Family, due 1/15/25                              1,073,118                  1,072,141
2,888,559           Government National Mortgage Association,
                     9% Single Family, due 1/15/25                                 2,917,444                  3,051,011
  845,798           Government National Mortgage Association,
                     8% Series 2, due 9/25/26                                        848,177                    859,280
  208,212           Federal Home Loan Mortgage Corporation,
                     10.25% Participation Certificates, due 6/1/09                   208,019                    226,077
   73,762           Federal Home Loan Mortgage Corporation,
                     12.50% Participation Certificates, due 1/1/14                    78,465                     84,462
   12,145           Federal Home Loan Mortgage Corporation,
                     13% Participation Certificates, due 6/1/14                       12,525                     14,316
   19,737           Federal Home Loan Mortgage Corporation,
                     13.50% Participation Certificates, due 1/1/11                    20,460                     23,432
    1,388           Federal Home Loan Mortgage Corporation,
                     13.50% Participation Certificates, due 10/1/12                    1,440                      1,648
   14,404           Federal Home Loan Mortgage Corporation,
                     13.50% Participation Certificates, due 2/1/13                    14,944                     16,379
   15,175           Federal Home Loan Mortgage Corporation,
                     14.50% Participation Certificates, due 12/1/10                   15,646                     18,134
    4,491           Federal Home Loan Mortgage Corporation,
                     14.50% Participation Certificates, due 3/1/11                     4,629                      5,366
   57,569           Federal Home Loan Mortgage Corporation,
                     14.50% Participation Certificates, due 12/1/11                   59,213                     68,795
   20,998           Federal Home Loan Mortgage Corporation,
                     14.75% Participation Certificates, due 3/1/10                    21,626                     25,092
   36,000           Federal Home Loan Mortgage Corporation,
                     15% Participation Certificates, due 3/1/11                       39,044                     43,020
   35,190           Federal Home Loan Mortgage Corporation,
                     10% Participation Certificates, due 9/1/01                       35,212                     36,972
   14,140           Federal Home Loan Mortgage Corporation,
                     10% Participation Certificates, due 7/1/02                       14,357                     14,856
  196,731           Federal Home Loan Mortgage Corporation,
                     8.50% Participation Certificates, due 1/1/08                    205,828                    205,213
   43,881           Federal National Mortgage Association,
                     10% Mortgage Backed Security, due 10/1/01                        45,732                     46,650
   95,452           Federal National Mortgage Association,
                     10% Mortgage Backed Security, due 12/1/18                        95,870                    105,131
  135,537           Federal National Mortgage Association,
                     9% Mortgage Backed Security, due 1/1/19                         139,603                    144,289
  164,404           Federal National Mortgage Association,
                     9% Mortgage Backed Security, due 3/1/17                         174,526                    174,755
  127,654           Federal National Mortgage Association,
                     10% Mortgage Backed Security, due 4/1/19                        138,265                    135,632

PRINCIPAL
AMOUNT                                                                                  COST                     MARKET

  465,831           Federal National Mortgage Association,
                     9% Mortgage Backed Security, due 3/1/25                         478,641                    492,178
                    TOTAL U.S. GOVERNMENT
                    INSTRUMENTALITY OBLIGATIONS                                 $  8,731,943            $     8,992,878
SHORT-TERM OBLIGATIONS (1.9%)*
$ 623,643           Ford Motor Credit Corporation
                     6% Commercial Paper, due 1/2/97                            $    623,643            $       623,643
                    Total Short-Term Obligations                                $    623,643            $       623,643

CORPORATE OBLIGATIONS (69.5%)*
$ 992,000           American Airlines, Inc., 10.18% Pass-Through
                     Certificates, Series 1991-A2, due 1/2/13                   $    996,583            $     1,166,810
  750,000           Applied Materials, Inc., 8% Senior Notes, due 9/1/04             744,518                    791,130
  750,000           Borden Chemical, 9.5% Notes, due 5/1/05                          750,525                    765,000
  750,000           Century Communications, 9.5% Senior Notes, due 3/1/05            718,110                    768,750
  500,000           Citicorp, 9.75% Subordinated Capital Notes, due 8/1/99           489,365                    539,315
  500,000           Citicorp, 8.55% Senior Medium Term Notes, due 3/17/97            495,135                    503,015
  642,000           Delta Airlines, 10% Equipment Trust Certificates,
                     Series 1991-K, due 12/5/14                                      658,641                    745,869
  750,000           Digital Equipment, 8.625% Debentures, due 11/1/12                775,313                    726,773
1,000,000           Federal Express, 9.65% Notes, due 6/15/12                        995,560                  1,190,190
  750,000           Federated Department Stores, 8.125% Sr Notes, due 10/15/02       756,562                    770,625
1,000,000           First Interstate (Wells Fargo), 9.125% Subordinated Notes,
                     due 2/1/04                                                      996,570                  1,120,700
1,000,000           Fletcher Challenge Industries Finance USA Ltd.,
                     9% Notes, due 9/15/99                                           994,170                  1,053,000
1,000,000           Ford Motor Company, 9% Debentures, due 9/15/01                 1,000,000                  1,093,180
1,000,000           General Motors Acceptance Corporation,
                     8.5% Notes, due 1/1/03                                        1,121,910                  1,081,430
1,000,000           Georgia Pacific, 9.5% Debentures, due 5/15/22                    999,210                  1,081,890
  500,000           Georgia Pacific, 7.375% Debentures, due 12/1/25                  494,295                    471,705
  800,000           News America Holdings, 7.75% Senior Debentures, due 1/20/24      819,400                    763,288
  750,000           Noram Energy Inc., 8.64% Medium Term Notes, due 9/4/98           751,860                    775,913
  750,000           Owens-Illinois, Inc., 10% Sr Subordinated Notes, due 8/1/02      746,250                    780,000
  750,000           Ryland Group, 9.625% Senior Subordinated Notes, due 6/1/04       686,250                    743,437
  750,000           Safeway, 10% Senior Subordinated Debentures, due 12/1/01         755,625                    840,938
1,000,000           Sprint Corporation, 9.50% Debentures, due 4/1/03                 987,260                  1,114,680
1,000,000           Telecommunication, Inc., 9.80% Senior Debentures,
                     due 2/1/12                                                      990,310                  1,082,200
1,000,000           Time Warner Entertainment, 8.875% Senior Notes, due 10/1/12    1,103,150                  1,093,100
1,000,000           United Airlines, 9.125% Debentures, due 1/15/12                  995,150                  1,116,680
  750,000           Westinghouse Electric, 8.625% Debentures, due 8/1/12             712,642                    753,870
                    TOTAL CORPORATE OBLIGATIONS                                 $ 21,534,364            $    22,933,488
                    TOTAL INVESTMENTS                                           $ 30,889,950            $    32,550,009

 * Percent of Net Asset Value

FIVE-YEAR SUMMARY OF OPERATIONS Selected data per share of common stock outstanding throughout each year:
                                 Six Months
                                    Ended                                  Year Ended June 30,
                                Dec. 31, 1996              1996        1995       1994        1993        1992
PER SHARE DATA:
Investment income                  $ 0.49                $ 1.00     $ 0.99      $ 1.01      $ 1.08      $ 1.14
Expenses                            (0.05)                (0.10)     (0.10)      (0.10)      (0.11)      (0.10)
Net investment income              $ 0.44                $ 0.90     $ 0.89      $ 0.91      $ 0.97      $ 1.04
Dividends                           (0.43)                (0.90)     (0.90)      (0.95)      (0.92)      (1.08)
Net realized gain (loss) and
 increase (decrease) in
 unrealized appreciation           $ 0.18                 (0.24)     (0.50)      (0.96)      (0.35)      (0.24)
Net increase (decrease) in
 Net Asset Value                   $ 0.19                 (0.24)     (0.49)      (1.00)      (0.40)      (0.20)
Net Asset Value:
 Beginning of period               $11.60                $11.84     $11.35      $12.35      $11.95      $11.75
 End of period                     $11.79                $11.60     $11.84      $11.35      $12.35      $11.95

SUPPLEMENTARY DATA:
Ratio of advisory fee to
 average Net Assets                 0.50%*                0.50%      0.50%       0.50%       0.50%       0.50%
Ratio of other expenses to
 average Net Assets                 0.42%*                0.39%      0.43%       0.39%       0.44%       0.44%
Ratio of net investment income
 to average Net Assets              7.83%*                8.05%      7.97%       7.61%       8.03%       8.93%
Portfolio turnover                  2.39%                17.75%     34.73%      36.60%      26.86%      50.23%
Number of shares outstanding
 at end of period               2,797,416             2,797,416   2,797,416  2,797,416   2,794,086   2,790,269

* Annualized

The accompanying notes to financial statements are an integral part of this information.

NOTES TO FINANCIAL STATEMENTS December 31, 1996 and December 31, 1995

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

(A) Security Valuation: Investments in securities traded on a national securities exchange are valued at the closing price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price; short-term notes are stated at cost which approximates market value.

(B) Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Provisions for Federal income taxes are made on net investment income and capital gains which are not distributed within the required time period. Net investment income and capital gains were distributed. Accordingly, no provision for Federal income taxes was required in fiscal 1996 or 1995.

(C) Security Transactions and Related Investment Income: Security transactions are accounted for on the trade date (the date an order to buy or sell is executed). Realized gains and losses are determined on the basis of identified cost. Interest income is recorded on a daily basis and dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the record date.

NOTE 2. CAPITAL LOSS CARRYFORWARD

During the fiscal year ended June 30, 1996 the Company realized net capital loss from security transactions in the amount of $111,014. The total capital loss carryforward at June 30, 1996, is $2,472,853. The loss carryforward expires on June 30 of each year as follows:
                  YEAR           AMOUNT
                  1998        $   6,478
                  1999        $ 846,670
                  2000        $ 819,608
                  2001        $  63,497
                  2003        $ 623,586
                  2004        $ 111,014

NOTE 3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than United States government obligations and short-term notes aggregated $0 and $2,753, respectively.

The identified cost of investments at December 31, 1996 was $30,889,950. Had the average cost basis been used for financial statement purposes, the net realized loss and unrealized appreciation would have been unchanged.

NOTE 4. INVESTMENT ADVISORY FEE

For the six months ended December 31, 1996, the Company paid fees of $81,673 or
0.50 of average net assets for investment management services to Bank One, Indianapolis, NA. The fee is based on average weekly net assets at the annual rate of one-half of one percent on the first $50 million and four-tenths of one percent on the excess over $50 million.

The advisory fee is subject to reduction in any year in which annual expenses (including the advisory fee, but excluding interest, taxes, brokerage fees, expenses of any future public offerings of the Company's shares and, where permitted, extraordinary expenses) exceed one and one-half percent of the average weekly net assets of the Company during the year to date. In addition, the advisor pays all expenses in connection with the Dividend Reinvestment Plan of the Company. No other fees were received by the advisor from the Company.


DIVIDEND REINVESTMENT PLAN

The Company has a Dividend Reinvestment Plan which provides that dividends and other distributions may be payable, at the election of the shareholders, in shares of the Company's common stock. The advisor pays all expenses in connection with the Dividend Reinvestment Plan. Information regarding participation in the Plan may be obtained by writing the Company's Dividend Reinvestment Plan Accounting Agent at the address listed below. A description of the Plan is included on Pages 10-11.

                 Harris Trust and Savings Bank
                 Shareholder Services Division
                 Attn: Circle Income Shares, Inc. Dividend Reinvestment Plan 311 West Monroe, 14th Floor
                 Chicago, Illinois  60606

DESCRIPTION OF THE DIVIDEND REINVESTMENT PLAN
  Any registered holder of Circle Income Shares, Inc. ("Circle" or the "Company") Common Stock may participate in the Company's Dividend Reinvestment Plan (the "Plan"). If a shareholder's stock is registered in the name of someone else (such as a bank, broker or trustee), that registered holder may participate in the Plan on the shareholder's behalf. Whether or not a third party bank, broker or trustee elects to participate in the Plan is totally within the discretion of the third party.
  For shareholders who elect to participate in the Plan, all dividends, including any distributions of capital gain, are automatically invested in additional shares of the Common Stock of the Company. The Plan does not include a provision for the investment of additional cash contributions by participants.
  An independent broker acts as Dividend Reinvestment Plan Agent (the "Plan Agent") for all shareholders who elect to participate in the Plan. Harris Trust and Savings Bank, acts as Accounting Agent (the "Accounting Agent") and keeps the books and records for all shareholders who elect to participate in the Plan. All inquiries regarding the Plan should be sent to the Accounting Agent at the following address: Harris Trust and Savings Bank, Shareholder Services Division, Attn: Circle Income Shares, Inc., Dividend Reinvestment Plan, 311 West Monroe Street, 14th Floor, Chicago, IL, 60606.
  Each registered shareholder is assigned an account number. This account number should be used in all correspondence with either Agent.
  Dividends are reinvested by the Plan Agent by either (a) directing the Company to pay the dividend in cash and using the cash to buy shares in the open market, or (b) directing the Company to pay the dividend in new shares issued at net asset value. To determine which method is used, the Plan Agent compares the net asset value per share to the market price per share of the Company's Common Stock at the close of business five trading days before the dividend payment date. For purposes of this comparison, the Plan Agent uses the closing price, plus estimated brokerage commissions, as the market price per share.
  If the net asset value is lower than the market price, the Plan Agent elects, on behalf of all participating shareholders, to take the dividend in stock and additional shares are issued by the Company and credited to the participant's account at net asset value.
  If the market price is lower than the net asset value, the Plan Agents elects, on the participating shareholder's behalf, to take the dividend in cash. The Plan Agent will aggregate the dividends of all participants and apply the dividends to the purchase of the Company's Stock in the open market. The cost of the stock credited to each participating shareholder's account, if this method is used, will include the participant's proportion of any brokerage commissions and transfer taxes which the Plan Agent pays to purchase the shares in the open market. The Accounting Agent computes the average price of all shares purchased (including any brokerage commission and transfer taxes), and credits shares to each participating shareholder's account on the basis of this average price. Shares purchased by the Plan Agent in the open market are acquired consistent with a policy of best price and execution.
  Regardless of the method used by the Plan Agent to reinvest dividends, once a shareholder elects to participate in the Plan, the shares credited to the shareholder's "open account" will earn dividends, and the "open account" will also be automatically reinvested. Since dividends will seldom, if ever, be in an amount sufficient to acquire an exact number of full shares, a participating shareholder's reinvestment will normally include a fractional share (computed to three decimal places). These fractional shares will also earn proportional dividends as full shares do.
  After each dividend payment, all participating shareholders will receive current statements of their accounts. Because these statements include information for personal and tax records, they should be permanently retained.
  There are no fees or other direct charges to participate in the Plan.
Certain costs of providing the Plan are paid by the Company's Investment advisor, except for costs of registration under applicable securities laws, if it is determined at a later date that registration is necessary. The Plan may be amended to provide for direct charge.
  To begin participation in the Plan, a shareholder must sign and return, to the Accounting Agent at the address given above, an authorization card which appoints the Plan Agent as the shareholder's Agent for participation. An authorization card may be obtained from the Accounting Agent at the address given above or by calling the Accounting Agent at (312)461-7763. Participation will begin with the next dividend payable after the Accounting Agent actually receives the authorization card, provided that the authorization card is received 15 days prior to the record date for that dividend. Otherwise, the shareholder will receive the dividend in the usual manner, and participation will begin with the next following dividend. (In the past, record dates have normally preceded payment dates by approximately two weeks.)
  Once a shareholder begins participation in the Plan, dividends are automatically reinvested until participation is terminated. Additional shares which are subsequently registered in a shareholder's identical name, address, and account will also participate in the Plan.
  The Accounting Agent maintains an "open account" for each participant in the Plan, and credits shares acquired through the Plan to it. Certificates are not issued for shareholders whose shares are held in an "open account." A shareholder may withdraw at any time some or all of the full shares held in the "open account" by sending a written request to the Accounting Agent at the address given above. Requesting a certificate for any or all of the full shares does not terminate participation in the Plan. Certificates for fractional shares will not be issued.
  A shareholder's stock certificates may be surrendered to the Accounting
Agent and shares will be credited to the shareholder's "open account" and held by the Accounting Agent in uncertified form.
  A shareholder may terminate participation in the Plan at any time and receive future dividends in cash by sending a written notice to the Accounting Agent. Participation will end and the shareholder will receive future dividend in cash, provided that the Accounting Agent receives the notice 15 days prior to the record date for that dividend. Otherwise, that dividend will be reinvested and cash payments will begin the next following dividend.
  When a shareholder terminates participation in the Plan the shareholder's "open account" will contain a fractional share balance and, if the shareholder has been a participant for a sufficient amount of time, will probably contain a full share balance. At the time participation in the Plan is terminated, the Accounting Agent will withdraw the full shares then credited to the shareholder's "open account." This value will be based on the closing price of the Company's stock in the open market on the effective date of the termination of participation. There is no penalty or charge for withdrawal from the Plan. A shareholder may rejoin the Plan at any time.
  The Plan may be amended or terminated at any time only if notice of the amendment or termination has been sent to participants of the Plan. A notice would be sent to participants at least thirty days before the record date of the first dividend affected by the amendment or termination.
  The taxability of a shareholder's dividends for Federal income tax purposes is controlled by Federal tax law and not by the Plan. However, dividends reinvested through the Plan continue to be taxable for Federal income tax purposes.
  If the Agent reinvests a shareholder's dividend by purchasing shares in the open market, the dividend is taxable just as if the shareholder received it in cash. If the Agent reinvests the dividend by taking stock issued by the Company at net asset value, then, for Federal income tax purposes, the dividend is considered to be the greater of the net asset value reinvestment price or the fair market value (the closing price in the open market) on the payment date; therefore, a participating shareholder's taxable dividend may be greater than if the shareholder received the dividend in cash.
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INVESTMENT ADVISOR

Bank One, Indianapolis, NA
111 Monument Circle, IN1-0170
P.O. Box 7700
Indianapolis, Indiana 46277-0117


CUSTODIAN
Bank One Trust Company, NA
100 East Broad Street, OH1-0193
Columbus, Ohio 43271-0193


TRANSFER & DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street, 14th Floor
Chicago, Illinois  60606


SHAREHOLDER INQUIRIES
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street, 14th Floor
Chicago, Illinois  60606
Telephone (312)461-7763

CIRCLE INCOME SHARES, INC.
P.O. Box 77004
Indianapolis, Indiana 46277-7004

(317) 321-8180